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                                                                    EXHIBIT 10.3

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES
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1.     DEFINITIONS AND INTERPRETATION

1.1    Definitions

       In these Terms unless the context otherwise requires:

       "Anniversary" means an anniversary of the Issue Date;

       "Business Day" means a day (except a Saturday, Sunday or a public holiday) on which banks are open for business in Sydney;

       "Conversion Date" means the date specified in a Conversion Notice as being the date on which conversion of the relevant Notes is to occur under clause 7;

       "Conversion Factor" means the number as last determined in accordance with clause 8;

       "Conversion Notice" means a notice substantially in the form of schedule
        3;

       "Default Rate" means, on any day, the sum of 2% and the Interest Rate on that day;

       "Distribution" means:

       (a) a dividend (which, without limitation, includes an issue of shares in lieu of a cash dividend and credited as fully or partly paid out of profits or reserves); or

       (b) any other distribution (which, without limitation, includes a capital distribution, a cash distribution, a distribution of property or rights or any other benefit whatever),

       given or made available to any Shareholder in its capacity as such by the Issuer or any other person and made, paid or credited in respect of any Shares;

       "Early Redemption Event" means:

       (a) if the Issuer fails to pay within 20 Business Days after notice any amount (including any interest) which is due and payable by it under a Note;

       (b) if the Issuer fails to perform any material provision of these Terms (other than a failure referred to elsewhere in this definition or, in the case of a breach of clause 15.3(a), where security is granted to the Noteholders in accordance with clause 15.3(b)) and that failure is incapable of remedy or, if capable of remedy, continues for 20 Business Days after the Issuer has received notice of that failure (including, for example, if the Issuer fails to issue any conversion Shares within 20 Business Days as required by these Terms);

       (c)    if a Winding Up occurs;

       (d) if a receiver, receiver and manager, or any analogous person is appointed to any property of the Issuer; and

       (e) if, prior to Listing, a change of control of the Issuer occurs and, for this purpose a change of control shall only be taken to have occurred at the time when all or any of the Nominated Shareholders cease to hold beneficially, in aggregate, 50.1% of all the issued Shares;

       "Face Value" means $0.46 per Note;
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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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       "Galore Shareholders Deed Poll" means the deed poll so entitled and entered into before the Issue Date by certain Shareholders;

       "Interest Payment Date" means the first day after the last day of each Interest Period, being either 30 June, 31 December or the date on which a
       Note is repaid in full or converted (as applicable);

       "Interest Period" means, for each Note:

       (a) the period from and including the Issue Date to, but excluding, 30 June 1997 or (if earlier) the date on which that Note is repaid in full or converted; and

       (b) each subsequent period of 6 months from and including an Interest Payment Date to, but excluding, the next Interest Payment Date or (if earlier) the date on which that Note is repaid in full or converted;

       "Interest Rate" means 10.25% per annum;

       "Issue Date" means the date of issue of the Notes;

       "Issuer" means The Galore Group Limited ACN008577759;

       "Listing" means one or both of the following:

       (a)    the listing of the Shares on the Stock Exchange; or

       (b) the listing of shares or other securities in an entity other than the Issuer on the Stock Exchange where those shares or other securities represent all or substantially all of the economic value of the Issuer and each Subsidiary;

       "Nominated Shareholders" means each person (other than the Issuer) who has entered into the Galore Shareholders Deed Poll;

       "Note Certificate" means a certificate substantially in the form of schedule 1 issued by the Issuer in accordance with these Terms evidencing that the person named in it is the holder of the number of Notes shown in it;

       "Noteholder" means a person whose name is for the time being entered in the Register as the holder of a Note;

       "Notes" means the convertible notes issued by the Issuer on terms and conditions identical to these Terms and evidenced by a Note Certificate;

       "Principal Outstanding" means, in respect of a Note, at any time, the amount of the Principal Sum remaining outstanding on that Note at that time;

       "Principal Sum" means in respect of a Note the total amount paid up on the issue of the Note (being its Face Value);

       "Redemption" means redemption of the Notes in accordance with clause 6;

       "Redemption Date" means, in respect of the redemption of any Notes, the date on which the Notes are redeemed under clause 6;

       "Repayment Notice" means a notice substantially in the form of schedule 2;

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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       "Register" means the register of Noteholders kept and maintained in accordance with clause 13;

       "SBC Warburg" means SBC Warburg Australia Limited ACN008582705;

       "Senior Indebtedness" means secured obligations of the Issuer ranking ahead of the Notes in favour of:

       (a)    the Senior Creditor; and

       (b) in relation to any assets of the Issuer or any Subsidiary located in the United States, Merrill Lynch Business Financial Services Inc. (or any related entity of Merrill Lynch).

       "Senior Creditor" means Australia and New Zealand Banking Group Limited ACN005357522 and ANZ Capel Court Limited or any bank or other major financial institution which provides secured finance to the Issuer in order to refinance the amount owing to Australia and New Zealand Banking Group Limited and as notified by the Issuer to the Noteholders;

       "Share" means an issued ordinary share in the capital of the Issuer;

       "Shareholder" means each holder of a Share;

       "Stock Exchange" means any recognised stock exchange or securities market in the United States, Australia or any other country approved by SBC Warburg;

       "Subsidiary" means a subsidiary of the Issuer, determined in accordance with the Corporations Law;

       "Terms" means these terms and conditions;

       "Unpaid Amount" means an amount which is not paid on the day on which it is due and payable under these Terms, other than an amount deferred in accordance with clause 5.2; and

       "Winding Up" means:

       (a) an order being made that the Issuer or any Subsidiary should be wound up;

       (b) a liquidator, an official manager or an administrator being appointed in respect of the Issuer or any Subsidiary;

       (c) a provisional liquidator being appointed in respect of the Issuer or any Subsidiary and the provisional liquidator being ordered or required to admit all debts to proof or pay all debts capable of being admitted to proof proportionately;

       (d) the Issuer or any Subsidiary entering into or resolving to enter into a scheme of arrangement, deed of company arrangement, or composition or assignment for the benefit of all or any class of its creditors; or

       (e) the Issuer or any Subsidiary being otherwise wound up or otherwise dissolved or liquidated,

       other than for the purposes of or as part of a solvent reconstruction of the capital of the Issuer or any Subsidiary (as applicable).

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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 1.2   Interpretation

       In these Terms, unless the contrary intention appears:

       (a) a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation under, that legislation or legislative provision;

       (b)    the singular includes the plural and vice versa;

       (c) a reference to an individual or person includes a corporation, firm, partnership, joint venture, association, authority, trust, state or government and vice versa;

       (d)    a reference to any gender includes all genders;

       (e) a reference to a clause or schedule is to a clause or schedule in these Terms,

       (f)    a schedule forms part of these Terms;

       (g) a reference to any agreement or document is to that agreement or document (and; where applicable, any of its provisions) as amended, novated, restated or replaced from time to time;

       (h) a reference to any person includes that person's executors, administrators, substitutes, successors and permitted assigns;

       (i) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

       (j)    "$" means Australian dollars.

1.3    Headings

       In these Terms, headings are for convenience of reference only and do not affect interpretation.

1.4    Business Day

       If the day on which any act, matter or thing is to be done under or pursuant to these Terms is not a Business Day, that act, matter or thing:

       (a) if it involves a payment, other than a payment which is due on demand, shall be done on the preceding Business Day; and

       (b)    in all other cases, shall be done no later than the next Business
              Day.

2.     ACKNOWLEDGMENT OF DEBT

       The Issuer acknowledges in respect of each Note:

       (a)    that it has received from the Noteholder the Principal Sum; and

       (b) that it is indebted to the Noteholder to the extent of the Principal Sum.

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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3.     TITLE

3.1    Certificate

       The Issuer must give a Note Certificate to each Noteholder when Notes are issued.

3.2    Transfer of Title

       Title to a Note passes when it is registered in the name of the transferee in the Register.

3.3    Interests in Notes

       Except as required by law, the Issuer:

       (a) may treat the Noteholder as the absolute owner of the Notes entered in the Register in the Noteholder's name (notwithstanding any notice or writing on the Note or any notice of previous loss or theft or of any trust or any other interest);

       (b) is not required to obtain any proof of ownership and is not required to verify the identity of the Noteholder; and

       (c) is not required to recognise or give effect to any legal or equitable interest in any Note not entered on the Register even if it has actual or constructive notice of that interest.

4      STATUS AS CREDITORS

4.1    Status - No Shareholder Rights

       The Notes confer rights in the Noteholders as creditors of the Issuer and do not confer on Noteholders any right to receive Distributions or to attend or vote at general meetings of the Issuer.

4.2    Noteholder Obligations

       Each Noteholder by accepting an issue or transfer of Notes:

       (a)    agrees to be bound by these Terms;

       (b) acknowledges that it is a creditor of the Issuer and that the Notes do not confer rights as a Shareholder; and

       (c) shall be taken to have agreed to sell, without any further action required to be taken by the Noteholder, the Noteholder's Notes in accordance with clause 2 of the Galore Shareholders Deed Poll.

4.3    Ranking

       The Notes are unsecured and unsubordinated obligations of the Issuer ranking, on a Winding Up:

       (a)    ahead of Shares;

       (b) at least equally with all other unsecured and unsubordinated creditors of the Issuer; and

       (c)    behind the Senior Indebtedness.
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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)

4.4    Specialty Debt

       The debt created by these Terms and the Notes is for all purposes a specialty debt.

5.     INTEREST

5.1    Payment of Interest

       (a) Interest accrues on a daily basis on the outstanding principal amount of each Note, from and including the first day of each Interest Period and up to the last day of that Interest Period, at the Interest Rate for that Interest Period, calculated on the basis of the actual number of days elapsed and a 365 day year.

       (b) Subject to Clause 5.2, the Issuer shall pay the interest which accrues on a Note in arrears on each Interest Payment Date.

5.2    Deferral of Interest Payments

       (a)   If:

             (i) the payment of interest on an Interest Payment Date under clause 5.1(b) would cause the Issuer to be in breach of any financial covenant given in favour of the Senior Creditor; or

             (ii) the Issuer is otherwise in breach of any financial covenant given in favour of the Senior Creditor,

             the Issuer must, unless the Senior Creditor otherwise consents, defer the payment of interest under clause 5.1(b) until the earlier of:

             (iii) the date on which the deferred interest amount (and any interest thereon) can be paid without causing the Issuer to be in breach of any financial covenant given in favour of the Senior Creditor and the Issuer is not otherwise in breach of any financial covenant; and

             (iv) the date on which the Notes in respect of which interest is deferred are redeemed or converted.

       (b) Any amount of interest (the "Deferred Interest Amount") which is not paid on an Interest Payment Date and in respect of which payment is deferred in accordance with paragraph (a), will itself accrue additional interest at the Interest Rate, capitalised on a 6 monthly basis. Such additional interest must be paid when the Deferred Interest Amount is due to be paid in accordance with paragraph (a).

       (c) The deferral of the payment of interest in accordance with this clause 5.2 will not constitute an Early Redemption Event.

5.3    Overdue Interest

       (a) Default interest accrues on a daily basis on each Unpaid Amount, from and including the date on which it fell due for payment to but excluding the date on which the Unpaid Amount is paid in full, at the Default Rate, calculated on the basis of the actual number of days elapsed and a 365 day year.

       (b) The Issuer shall pay the default interest which accrues under paragraph (a) on the date on which the Unpaid Amount is paid in full.

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)

 6.       REDEMPTION

 6.1      Partial Repayment Option

          (a) At least 120 days prior to the 5th Anniversary, the 6th Anniversary and the 7th Anniversary, the Issuer must notify the Noteholder of its partial repayment rights under paragraphs (b), (c) and (d) respectively.

          (b) By giving the Issuer a Repayment Notice at least 90 days prior to the 5th Anniversary, the Noteholder may require the Issuer to repay up to a maximum of 25% of the Principal Outstanding on each Note held by the Noteholder on the 5th Anniversary.

          (c) By giving the Issuer a Repayment Notice at least 90 days prior to the 6th Anniversary, the Noteholder may require the Issuer to repay up to a maximum of 33.3% of the Principal Outstanding on each Note held by the Noteholder on the 6th Anniversary.

          (d) By giving the Issuer a Repayment Notice at least 90 days prior to the 7th Anniversary, the Noteholder may require the Issuer to repay up to a maximum of 50% of the Principal Outstanding on each Note held by the Noteholder on the 7th Anniversary.

          (e) If the Issuer has received a Repayment Notice in accordance with paragraphs (b), (c) or (d), the Issuer must repay the percentage of the Principal Outstanding on each Note as specified in the relevant Notice on the applicable Anniversary.

          (f) Any partial repayment of Notes under this clause 6.1 does not extinguish the Noteholder's right to convert those Notes into fully paid Shares under clause 7.1 provided that the partial repayment proceeds received by the Noteholder are paid to the Issuer at the time that a Conversion Notice is given. The preservation of the Noteholder's right to convert following partial repayment under this clause 6.1 does not apply in the case of redemptions made in accordance with clauses 6.2, 6.3 and 6.4.

6.2       Final Redemption

          On the 8th Anniversary the Issuer must repay the Principal Outstanding on each Note (which has not been converted or redeemed).

6.3       Early Redemption Event

          (a) If an Early Redemption Event occurs, the Issuer must, within 20 Business Days after a resolution of Noteholders requiring early redemption has been passed, redeem all Notes by repaying the outstanding principal amount for each Note. A Noteholder may not take action against the Issuer to enforce early redemption of the Notes following an Early Redemption Event until 20 Business Days after a resolution of Noteholders requiring early redemption has been passed.

          (b) Without prejudice to the Issuer's obligations, the Issuer must give a copy of any resolution under paragraph (a) to the Senior Creditor.

6.4       Issuer Redemption on Listing

          (a)      If Listing is to occur and:

                   (i) the subscription or sale price per Share is at least $0.55 (or the equivalent in US dollars), escalated at 10% per annum and compounded annually after the Issue Date (the "Minimum Application Price"); or

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                  (ii)     the subscription or sale price per Share is less than
                           the Minimum Application Price, but the existence of the Notes will be a material impediment to the Listing occurring; or

                  (iii) a resolution of Noteholders is passed to the effect that the Issuer may give a notice under paragraph
                           (A).

                  the Issuer may redeem all the Notes on the date of Listing provided that:

                  (A) the Issuer has given the Noteholders written notice at least 90 days prior to the date of Listing that it intends to enforce its rights under this clause and of the proposed subscription or sale price per Share (the "Specified Application Price");

                  (B) the actual subscription or sale price per Share is at least equal to the Specified Application Price; and

                  (C) Listing occurs within 120 days after the Issuer has given notice under this clause.

          (b) If the Issuer gives a notice under paragraph (A), any Noteholder may convert some or all of the Notes held by that Noteholder provided that the Noteholder gives a Conversion Notice within 30 days after receiving the notice from the Issuer. The conversion will occur (if at all) on the date of Listing and conversion is subject to:

                  (i) the actual subscription or sale price per Share being at least equal to the Specified Application Price; and

                  (ii) Listing occurring within 120 days after the Issuer has given notice under paragraph (A).

6.5       Certificates

          (a) On final redemption of a Note at any time, the Noteholder must deliver the Note Certificate for the Note to the Issuer for cancellation.

          (b) On partial repayment of a Note at any time, the Noteholder must deliver the Note Certificate for the Note to the Issuer for cancellation and the Issuer must issue a new Note Certificate for that Note which states the amount of the Principal Outstanding at that time.

7.        CONVERSION

7.1       Noteholder Conversion

          The Noteholder may at any time after the 1st Anniversary but before the 8th Anniversary, upon giving at least 3 Business Day's notice to the Issuer, convert some or all of its Notes (including any Notes that have been partially repaid under clause 6.1) into fully paid Shares by delivering to the Issuer a duly completed Conversion Notice.

7.2       Conversion Mechanics

          (a)     On the Conversion Date, the Issuer must:

                  (i) redeem the Notes specified in the Conversion Notice and represented by Note Certificates delivered to the Issuer;


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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                   (ii)  subject to clause 7.2(c), issue to the Noteholder or its nominee the number of fully paid Shares having the same par value as fully paid ordinary shares then on issue in the Issuer) determined in accordance with the formula:

                                   S = N x CF

                          where:

                          S is the number of fully paid Shares to be issued;

                          N       is the number of Notes being converted; and

                          CF      is the Conversion Factor as at the Conversion
                                  Date;

                   (iii) on behalf of the Noteholder, apply the proceeds of redemption (together with any further amount paid in accordance with clause 6.1(f)) as follows:

                          (A) first, towards the par value of the Shares until those Shares are paid up to the same extent as Shares on issue immediately prior to the Conversion Date; and

                          (B) second, in payment of the premium payable in respect of those Shares; and

                  (iv) pay to the Noteholder any accrued but unpaid interest on the Notes.

         (b) If not previously delivered to the Issuer, on the Conversion Date, the relevant Noteholder must deliver to the Issuer the Note Certificates for the Notes to be converted and notify to whom statements of shareholding are to be sent.

         (c) If on conversion the aggregate number of Shares to which a Noteholder is entitled includes a fraction of a Share, that fraction must be disregarded and the Noteholder has no further claim or right to that fraction of a Share.

         (d) Subject to the Issuer's articles of association and any applicable laws or regulations, the Issuer must within 15 Business Days of the relevant Conversion Date dispatch, free of charge, to the person nominated under clause 7.2(b) statement of shareholding for the Shares issued on conversion.

         (e) Shares issued under this clause 7 rank equally and form one class with the Shares on issue on the Conversion Date.

         (f) If Listing has occurred, the Issuer must apply for official quotation on the Stock Exchange of Shares issued under this clause 7 forthwith after the issue of those Shares.

7.3       First Right of Refusal

          Subject to clause 7.3A, the Issuer and, failing the Issuer, each Nominated Shareholder (pro rata to their respective shareholdings) has, subject to compliance with the Corporations Law, a first right of refusal over all the Shares issued under this clause 7. Accordingly:

         (a) the Noteholder (in its capacity as a Shareholder) cannot transfer all or any of its Shares issued under this clause 7 (Transfer Shares") unless it has first given the Issuer at least 2 Business Days prior notice of the proposed transfer, including details of the transfer price ("Transfer Price") and the transfer date ("Transfer Date");

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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          (b)     the Noteholder (in its capacity as a Shareholder) must
                  transfer the Transfer Shares at the Transfer Price on the Transfer Date to the Issuer or any person notified in writing by the Issuer (as directed by a majority of Nominated Shareholders) at least 1 Business Day prior to the Transfer Date; and

          (c) if the Issuer has not notified of a person to acquire the Transfer Shares or if the person notified by the Issuer does not acquire the Transfer Shares on the Transfer Date, the Noteholder (in its capacity as a Shareholder) may transfer the Transfer Shares, subject to the option referred to in clause 7.4, to any other person at the Transfer Price on or after the Transfer Date.

7.3A      Conditions

          The right of first refusal of the Issuer and each Nominated Shareholder under clause 7.3 will be of no force and effect if the existence of such right would prohibit or restrict a Noteholder converting its Notes by reason of the acquisition of a Share resulting from the conversion of the Note being in contravention of Chapter 6 of the Corporations Law.

7.4       Option over Shares

          If Listing has not occurred by the 8th Anniversary, the Issuer and, failing the Issuer, each Nominated Shareholder (pro rata to their respective shareholdings) has an option to buy all the Shares issued under this clause 7 on the following terms:

         (a) the option must be exercised by the Issuer giving the Noteholder (or any transferee of the Shares), written notice at least 30 days prior to the 8th Anniversary;

         (b) unless the Noteholder (or transferee) and the Issuer otherwise agree, the price per Share will be the fair market value of the Shares, as determined by an independent professional valuer appointed by, and at the cost of, the Issuer and approved by the Noteholder (or transferee) or, if not approved, an independent professional valuer appointed by the President for the time being of the Institute of Chartered Accountants in Australia; and

          (c) the completion date for the sale of the Shares will be the later of:

                  (i)     the 8th Anniversary; and

                  (ii) the date 5 Business Days after receipt of the valuation referred to in paragraph (b).

8.        CONVERSION FACTOR

8.1       Initial Entitlement

          Subject to the adjustments provided for in this clause 8, the Conversion Factor for each Note is 1.

8.2       Consideration and Sub-Division

          If at any time prior to the Conversion Date the nominal (par) value of the issued Shares is reconstructed as a result of consolidation or sub-division, then immediately after that consolidation or sub-division, the Conversion Factor must be adjusted in accordance with the following formula:

                                  CF = VB x CFB
                                       --
                                       VA

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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    where:

    CF is the Conversion Factor immediately after the consolidation or sub-division;

    VB is the nominal value of a Share before the consolidation or sub-division;

    VA is the nominal value of a Share after the consolidation or sub-division; and

    CFB is the Conversion Factor immediately before the consolidation or sub-division.

9   ADDITIONAL ENTITLEMENTS

9.1 Options and Rights

    (a) Subject to paragraph (c), if at any time prior to the Conversion Date the Issuer grants any options, rights or placements to any Shareholders entitling them to subscribe for or purchase any securities (in this clause 9 called "Additional Share Securities"), then as and from the date that the entitlement to the grant of those options, rights or placements is determined, each Noteholder is entitled to be granted options, rights or placements in the form of or in respect of Notes (in this clause 9 called "Additional Note Securities") at such prices and on such terms and conditions (taking into account the relevant Conversion Factor) as the auditor of the Issuer determines to be as equivalent as practicable to those offered to the Shareholders and the number of Additional Note Securities offered to each Noteholder must be calculated in accordance with the following formula:

                                    N = S  x  Z
                                        --
                                        NS

         where:

         N is the number of Additional Note Securities to be offered to each Noteholder;

         NS is the total number of Shares on issue as at the date the entitlement to the issue of Additional Share Securities is determined;

         S is the total number of Additional Share Securities offered to Shareholders; and

         Z is the number of Notes held by that Noteholder immediately before the entitlement to that Additional Share Security arose:

    (b) For the purposes of this clause 9, the auditor acts as expert and not as arbitrator and its determination is final and binding upon the Issuer and the Noteholders.

    (c) Paragraph (a) does not apply to the grant of options to employees of the Issuer or any Subsidiary for up to a maximum of 3,700,000 unissued Shares.

9.2 Bonus Issues

    (a) If at any time prior to the Conversion Date the Issuer capitalizes any amount of profits or reserve and applies that amount in paying up in full the nominal value of any Shares to be issued to all Shareholders, the Issuer must as at the date of issue of the additional Shares, at no cost to the Noteholder, issue to each Noteholder the number of additional Notes, credited as fully paid out of profits or appropriate reserves, calculated in accordance with the following formula:

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                                      S
                                  N = -- x Z
                                      NS

              where:

              N    is the number of Notes to be issued to each Noteholder;

              S is the total number of Shares issued to Shareholders pursuant to the bonus issue;

              NS is the total number of Shares on issue as at the date the entitlement to the issue of Shares is determined; and

              Z is the number of Notes held by that Convertible Noteholder immediately before the entitlement to that issue of Shares arose.

       (b) Clause 9.2(a) does not apply to Shares issued in lieu of a cash dividend credited as fully paid out of profits or reserves.

       (c) The Issuer may not prior to the Conversion Date capitalise any amount of profits or reserve and apply that amount in paying up in full the nominal value of any Shares unless such Shares are to be issued to all Shareholders.

9.3    Placement

       Prior to the Conversion Date the Issuer may not make a placement of any securities to a person who is not a Shareholder without the prior consent of the Noteholders which consent may not be unreasonably withheld. It is reasonable for the Noteholders to withhold their consent if the placement would diminish the relative values of the Notes and the Shares.

9.4    Fractions

       Where the number of Notes or other securities to which a Noteholder is entitled under this clause 9 is a number which includes a fraction of a Note or security, that fraction must be disregarded and the Noteholder has no further claim or right to that fraction of a Note or security.

10.    PAYMENTS

       (a)    Manner of Payment

              All payments to be made by the Issuer in relation to any Note will be made:

              (i) without any deduction or withholding for or on account of Australian taxes unless such withholding and deduction is required by law; and

              (ii) by cheque drawn on a bank and mailed to the Noteholder or to the first named of joint holders of such Note at its address appearing in the Register, unless the Noteholder nominates an account with a bank into which such payments are to be made in which case payments will be made by bank transfer of cleared funds into that bank account.

       (b)    Withholding Taxes

              The Issuer must pay and must indemnify the Noteholder for any amounts payable by the Noteholder in respect of Australian taxes where that amount has been deducted by the Issuer but not paid or remitted to the Commissioner for Taxation within the period that

                                                             -------------------
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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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              the Issuer is obliged under Australian law to pay or remit that amount, including any amounts of additional tax by way of penalty. Where such withholding or deduction is required by law the Issuer will pay the relevant amounts to the Commissioner of Taxation and promptly deliver a copy of the receipt of such payment to the Noteholder.

11.    CALCULATIONS

       (a) Unless otherwise specified, any calculations which are required to be made for the purposes of those Terms will be made by the auditors of the Issuer for the time being and will, in the absence of manifest error be final, conclusive and binding on the Noteholders.

       (b) The Issuer must notify each Noteholder of any adjustments made to the Conversion Factor under clause 8 within 10 Business Days of the date of the adjustment.

12.    TRANSFER

12.1   Transfer

       (a) Subject to paragraphs (b) and (c), the Noteholder may transfer all or any of its Notes to any person if the Noteholder has lodged with the Issuer a duly signed, stamped and completed instrument of transfer.

       (b)    The Issuer has a first right of refusal over all the Notes.
              Accordingly:

              (i) the Noteholder cannot transfer all or any of its Notes ("Transfer Notes") unless it has first given the Issuer at least 5 Business Days prior notice of the proposed transfer, including details of the transfer price ("Transfer Price") and the transfer date ("Transfer Date");

              (ii) the Noteholder must transfer the Transfer Notes at the Transfer Price on the Transfer Date to any person nominated in writing by the Issuer at least 1 Business Day prior to the Transfer Date; and

              (iii) if the Issuer has not nominated a person to acquire the Transfer Notes or if the person nominated by the Issuer does not acquire the Transfer Notes on the Transfer Date, the Noteholder may transfer the Transfer Notes to any other person at the Transfer Price on or after the Transfer Date.

       (c) Following Listing, the Noteholder may not transfer all or any of its Notes except with the prior consent of the Issuer, such consent not to be unreasonably withheld.

12.2   Registration

       Where the Issuer receives an instrument of transfer in accordance with clause 12.1, the Issuer must enter the named transferee into the Register and re-issue Note Certificates for the relevant Notes in the name of that transferee.

12.3   Owner

       The transferor remains the owner of the Notes the subject of a transfer until the name of the transferee is notified by the transferor to the Issuer and entered into the Register.

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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13.    REGISTRATION

13.1   Issuer to Maintain a Register

       The Issuer must establish and maintain a register of the Notes. The Issuer may establish and maintain a branch Register at such places as the Issuer may determine.

13.2   Issuer to Update Register

       The Issuer must enter on the Register in respect of each Noteholder:

       (a)    the name and address;

       (b)    the number of Notes held;

       (c)    the Principal Outstanding in respect of each Note; and

       (d) the date of transfer (if any) of the Notes to or from the Noteholder.

13.3   Noteholders to Notify Issuer of Changes in Details

       A Noteholder must promptly give notice to the Issuer of any change of its name or registered address accompanied by such evidence as the Issuer may reasonably require.

13.4   Joint Holders

       The Issuer's obligations to registered joint holders of any Notes may be effectively discharged by performance to any one or more of those registered joint holders.

14.    FORM OF NOTE CERTIFICATES

14.1   Form

       The form of the Note Certificates will be substantially as set out in schedule 1.

14.2   Execution of Note Certificates

       A Note Certificate must be executed by the Issuer, its attorney or such other person authorised by the directors of the Issuer.

14.3   Replacement Note Certificates

       The Issuer may issue replacement Note Certificates in replacement of any worn-out, defaced, lost or destroyed Note Certificates upon proof of that to the satisfaction of the Issuer and upon receiving such indemnity as the Issuer may require to be given.

15.    OBLIGATIONS OF THE ISSUER

15.1   Shareholder Documents

       The Issuer will procure that at all times the Noteholders are given copies of all documents sent by the Issuer to the Shareholders (whether in connection with a general meeting of Shareholders or otherwise).

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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15.2   Negative Pledge

       Except with the approval of the director of the Issuer who was nominated by SBC Warburg (if appointed), prior to the date of Listing the Issuer must not:

       (a) (Senior Indebtedness) incur any prior ranking financial indebtedness (excluding any liability under a finance lease and any liability under a letter of credit, bank guarantee, foreign exchange, interest rate swap or other derivative product or transactional banking arrangement, in each case incurred or entered into in the ordinary course of the Issuer's trading business) in excess of $52 million (in this regard, the Noteholders acknowledge that the Senior Creditor may take security over assets in the US after the Issue Date);

       (b) (Distributions) make Distributions in any financial year in excess of 55% of the lower of:

              (i)    PAT; and

              (ii)   Free Cash Flow after CAPEX,

              where:

              PAT is the consolidated net profit after tax of the Issuer and its Subsidiaries for that financial year; and

              Free Cash Flow after CAPEX is the consolidated free cash flow of the Issuer and its Subsidiaries for that financial year less the consolidated capital expenditure by the Issuer and each Subsidiary for that financial year not funded "off-balance sheet" and, if required by SBC Warburg, classified by the auditor of the Issuer as capital expenditure; and

       (c) (asset transfers) transfer any assets of the Issuer or any Subsidiary to any person other than:

              (i)    in the ordinary course of business;

              (ii)   to a wholly owned Subsidiary;

              (iii) if the assets are shares in, or assets owned by, Pricotech Leisure Brands Pty Limited ACN 002 060 273 or are assets which are related to the business conducted by that company;

              (iv) if the assets are shares in Bromic Pty Limited ACN 001 648 979; or

              (v) any other assets during any rolling 12 month period which have an aggregate value of less than 5% of the aggregate of the shareholders funds of the Issuer and each Subsidiary provided that those assets are not transferred to an associate of a Nominated Shareholder.

15.3   Total Liabilities Undertaking

       (a) The Issuer must ensure that as at the end of any financial year or half-year prior to the date of Listing:

              (i) the ratio of Total Liabilities to Total Tangible Assets does not exceed 0.75:1; and

              (ii) the ratio of Trade Creditors to Total Sales does not exceed 0.15:1,

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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          where:

          "GAAP" means Australian Accounting standards or generally accepted accounting principles;

          "Total Intangible Assets" means, at any time, the aggregate of all items treated as intangible assets under GAAP at that time in relation to the Issuer and each Subsidiary other than:

          (i) any items listed as intangibles in the audited balance sheet of the Issuer for the financial year ending on 30 June 1996; and

          (ii) any intangibles incurred by the Issuer in acquiring the minority interests in The Galore Group (U.S.A.), Inc.;

          "Total Liabilities" means, at any time, the aggregate of all items treated as liabilities under GAAP at that time in relation to the Issuer and each Subsidiary (including the liabilities of the Issuer under the Notes);

          "Total Sales" means, at any time, the aggregate of all items treated as sales under GAAP at that time in relation to the Issuer and each Subsidiary;

          "Total Tangible Assets" means, at any time, the aggregate of all items treated as assets under GAAP at that time in relation to the Issuer and each Subsidiary less Total Intangible Assets; and

          "Trade Creditors" means, at any time, the aggregate of all items treated as trade creditors under GAAP at that time in relation to the Issuer and each Subsidiary.

     (b) A failure by the Issuer to comply with paragraph (a) will not constitute an Early Redemption Event if, within 20 Business Days of such failure occurring either:

          (i)  the failure is remedied; or

          (ii) the Issuer grants in favour of all Noteholders first or second ranking security or, in the case of any assets in the USA, first, second or third ranking security, over all its assets and all the assets of each Subsidiary, and appropriate priority arrangements are entered into, in each case in a form reasonably acceptable to the Noteholders (such acceptance to be given by a resolution of Noteholders) and the Senior Creditor. It is intended that the form of the security will not give the Noteholders any greater rights, other than rights as secured, rather than unsecured, creditors and will not contain early redemption events which are more extensive than the Early Redemption Events. The Noteholders and the Senior Creditor must accept or enter into a security and appropriate priority arrangements (as applicable) if they are in a form which is reasonably acceptable to them. Following execution, stamping and registration of such security and appropriate priority arrangements, the Noteholders will be taken to have waived any breach of clause 15.3(a).

15.4 Listing other than the Issuer

     If the Shares are not listed on the Stock Exchange but the Issuer procures the listing on the Stock Exchange of shares or other securities in another entity and those shares or other securities represent all or substantially all of the economic value of the Issuer and each Subsidiary, the Issuer must procure that each Noteholder is entitled to convert its Notes into those shares or other securities, as if those shares or other securities were Shares and on the basis that each

                                                                   -------------
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      Noteholder is no worse off than it would have been if the Shares had been listed on the Stock Exchange.

15.5  Meetings of Noteholders

      Meetings of Noteholders must be convened and conducted as set out in schedule 4.

15.6  Financial Accounts

      The Issuer must ensure that:

      (a) its financial accounts and the financial accounts of each Subsidiary are audited by external auditors; and

      (b) copies of the audited consolidated financial accounts of the Issuer and its Subsidiaries are delivered to each Noteholder as soon as possible, and in any event within 120 days, after the end of each financial year-end.

16.   ROLE OF SBC WARBURG

      (a)  The Issuer and the Noteholders acknowledges that SBC Warburg:

           (i) is entitled to nominate a person to be a director of the Issuer in accordance with the Galore Shareholders Deed Poll;

           (ii) will facilitate any discussions and meetings between Noteholders and the Issuer in relation to these Terms and the Galore Shareholders Deed Poll; and

           (iii) will otherwise undertake the roles and activities where SBC Warburg is specifically referred to in these Terms and the Galore Shareholders Deed Poll,

           but in doing so, SBC Warburg will not be acting as a trustee, agent or fiduciary for any person.

      (b) In consideration for SBC Warburg undertaking the roles specified in paragraph (a), the Issuer will pay SBC Warburg a non-refundable fee of $15,000 in advance on the Issue Date and each Anniversary until all the Notes have been redeemed or converted.

      (c) Other than a claim relating to fraud by SBC Warburg, the Issuer and the Noteholders are not entitled to make any claim against, and irrevocably waive any right to make any claim against, SBC Warburg for any act or inaction by SBC Warburg in undertaking the roles specified in paragraph (a).

17.   NOTICES

      Unless expressly provided otherwise all consents, approvals and notices from one party to another must be in writing and addressed to the recipient as follows:

      (a) in the case of the Issuer, to its registered office (with a copy to the Senior Creditor); and

      (b) in the case of a Noteholder, its address in the Register (with a copy to SBC Warburg),

      or at such other place as the recipient from time to time notifies the sender by notice in writing.

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      Notices are deemed to be served on the third day (seventh day, if overseas) after they have been mailed by certified or registered mail by placing in a post box or posting at a post office under the control of Australia Post.

18.   GOVERNING LAW

      These Terms are governed by the laws of the Australian Capital Territory. The Issuer and each Noteholder submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

19.   DUTIES AND TAXES

      The Issuer must bear any stamp duty payable on or in connection with the issue of the Notes or these Terms but the Issuer is not responsible for any duties or taxes which may subsequently become payable in connection with the transfer, conversion, redemption or any other dealing with the Notes or the payment of interest in accordance with these Terms.

20.   AMENDMENT

      These Terms may only be amended or supplemented by a resolution of the Noteholders and with the prior written consent of the Issuer and the Senior Creditor.

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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                                  SCHEDULE 1

                           FORM OF NOTE CERTIFICATE


                           THE GALORE GROUP LIMITED
                                ACN 008 577 759


CONVERTIBLE NOTES

Noteholder                     :       (Name of Noteholder]

Issue Price per Note           :       $0.46

No. of Notes                   :       [No. of Notes]

Principal Amount               :       $[Total Subscription Price]

Principal Outstanding          :       $[Principal Outstanding]

Terms                          :       See attached Terms

Issue Date                     :       [Date of Issue]



EXECUTED as a deed in Canberra.


SIGNED, SEALED AND DELIVERED for and   )
on behalf of THE GALORE GROUP LIMITED  )
by its attorney in the presence of:    )


 .......................................    .....................................
Witness                                    Signature
Name (printed):                            Name (printed):



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                                  SCHEDULE 2

                               REPAYMENT NOTICE





To:   The Directors
      The Galore Group Limited
      ACN 008 577 759
      (the "Issuer")



We [NAME OF NOTEHOLDER] of [ADDRESS OF NOTEHOLDER], registered as the holder of
[   ] Convertible Notes (the "Notes"), give notice under clause 6.1 of the Terms of the Notes that we wish to be repaid [SPECIFY %] of the principal amount of
each Note on the next Anniversary, being [              ].

Definitions in the Notes apply in this notice.


DATED                               199


SIGNED for and on behalf of [NAME OF   )
NOTEHOLDER] by its authorised          )
representative in the presence of:     )



 ....................................      ......................................
Witness                                   Signature
Name (printed):                           Name (printed):


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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                                  SCHEDULE 3

                               CONVERSION NOTICE



To:  The Directors
     The Galore Group Limited
     ACN 008 577 759
     (the "Issuer")



We [NAME OF NOTEHOLDER] of [ADDRESS OF NOTEHOLDER], registered as the holder of
Convertible Notes (the "Notes"), give notice that we wish to convert [        ]
Notes to [              ] Shares on [           ], in accordance with the
Terms of the Notes. We agree to accept the Shares to be issued on the conversion of these Notes.

Attached are Note Certificates representing the Notes to be converted.

Definitions in the Notes apply in this notice.


DATED                               199

SIGNED for and on behalf of [NAME OF     )
NOTEHOLDER] by its authorised            )
representative in the presence of:       )



 ..................................             .................................
Witness                                        Signature
Name (printed):                                Name (printed):


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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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                                  SCHEDULE 4

                           MEETINGS OF NOTEHOLDERS



 1.      DEFINITIONS

         In this schedule, unless the context requires otherwise, "representative" includes a duly appointed attorney.

  2.     CONVENING MEETINGS

  2.1    Entitlement to Convene a Meeting

         (a) The Issuer may convene a meeting of Noteholders in accordance with clause 2.2 of this schedule.

         (b) The Issuer, if required to do so in writing by at least 10 Noteholders or by a Noteholder or Noteholders holding in aggregate at least 50% of the outstanding principal amount of Notes, shall convene a meeting of Noteholders in accordance with clause 2.2 of this schedule.

         (c) The Issuer must convene a meeting of Noteholders whenever an Early Redemption Event occurs and otherwise whenever required to do so by law.

  2.2    Method of Convening a Meeting

         (a) The Issuer may convene a meeting of Noteholders by notice given in accordance with clause 17 of these Terms at least 10 Business Days before the date for the meeting.

         (b)      A notice under paragraph (a) must:

                  (i) state the date, commencement time and location of the meeting;

                  (ii)     describe the nature of the business to be considered;
                           and

                  (iii) provide that Noteholders may attend personally or through a representative or proxy appointed and notified to the Issuer in accordance with clause 3.2 of this schedule.

         (c) A copy of any notice given to convene a meeting to consider an Early Redemption Event must be given, at the same time, to the Senior Creditor.

2.3 Failure to Notify Noteholder need not Invalidate a Meeting

 A meeting may be validly convened notwithstanding:

         (a) any accidental omission to give notice to, or the non-receipt of notice by, any person other than the Issuer; or

         (b) any change in the identity of Noteholders (as shown in the Register or otherwise) from that shown in the Register on the Business Day before the notice of meeting is given.
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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
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2.4    Noteholders may Waive Requirement of Notice

       The Noteholders may unanimously waive the requirement that they be given notice of a meeting:

       (a)    by a statement or statements to that effect signed by them; or

       (b) by unanimous resolution (including, without limitation, at that meeting).

3.     ATTENDANCE AT MEETINGS

3.1    Issuer

       The Issuer (through its representatives or legal advisers) and its financial and legal advisers and, in relation to any Early Redemption Event, the Senior Creditor (through its representatives or legal advisers), may attend and speak at any meeting of Noteholders.

3.2    Noteholders

       (a) A Noteholder (whether it received notice of the meeting or not) may attend, and speak and vote at, a meeting either personally or through its representative or proxy appointed and notified to the Issuer in accordance with this subclause.

       (b) A Noteholder that is a body corporate, by an instrument under its common seal, may authorise a person specified in the instrument to act as its representative at a specified meeting, or at meetings generally, of Noteholders.

       (c)    A Noteholder (whether a body corporate or not), by an instrument:

              (i)    if a body corporate, under its common seal;

              (ii)   if a natural person, under the Noteholder's hand; or

              (iii)  in either case, under the hand of its attorney,

              may appoint a proxy to attend, speak and vote on the Noteholder's behalf at a specified meeting, or at meetings generally, of Noteholders.

       (d)    An instrument appointing a representative or a proxy must be:

              (i)    in a form acceptable to the Issuer;

              (ii) lodged with the Issuer at least 48 hours before the meeting, adjourned meeting or taking of a poll at which it is to be relied on; and

              (iii) in the case of an instrument appointing a proxy which is under the hand of an attorney, accompanied by proof acceptable to the Issuer of the attorney's authority.

       (e) The Issuer may in its sole discretion waive any of the requirements in relation to the appointment of a representative or a proxy and approve as valid any instrument appointing a representative or proxy notwithstanding that it does not comply with those requirements or is received or produced at the wrong place or the wrong time.

       (f) Unless the instrument provides otherwise, an instrument appointing a representative or a proxy is valid for the meeting to which it relates and for any adjournment of that meeting.


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        (g)     A representative or proxy need not be a Noteholder.

        (h) Action taken at a meeting, adjourned meeting or on the taking of a poll by a representative or proxy appointed and notified to the Issuer in accordance with this subclause is valid notwithstanding:

                (i) any death, unsoundness of mind or dissolution of the Noteholder;

                (ii) any revocation of the instrument of appointment (or of the authority under which it was executed); or

                (iii) any transfer of the Note in respect of which the appointment was made,

                unless the Issuer is made actually aware of this before the meeting or adjourned meeting commences.

        (i) Subject to paragraph (j), only the person registered in the Register as the Noteholder of a Note and no other person may be treated as the legal owner of that Note, whether that person is the beneficial owner of that Note or not, and only that person is entitled to vote (in person or by representative or proxy) in respect of that Note.

        (j) If a Note is registered in the names of more than one person, those persons taken together count as a single Noteholder in respect of that Note. Without limiting this, only the vote of the most senior such person who tenders a vote (whether in person or by representative or proxy) may be accepted as a vote, to the exclusion of any attempted votes of the other joint holders of that Note (which may not be regarded as valid votes for any purpose). For this purpose, seniority is determined by the order in which names are recorded in the Register in respect of that Note.

         (k) An objection may only be raised to the entitlement of a person to attend or vote at a meeting of Noteholders at the meeting (or adjournment of it) in question. Any such objection is to be considered by the chairman of the meeting whose decision will be final and conclusive.

3.3       Attendance by Telephone

          If the Issuer so determines, a person (or its representative or proxy) entitled to attend a meeting of Noteholders may do so by telephone or other instantaneous means of conferring (or by any combination of those means), provided that those means allow each person entitled to attend and speak at the meeting to hear and be heard by each other person attending the meeting, and a person entitled to attend and speak at the meeting who can so hear and be heard is to be taken for all purposes to be present at that meeting. In the case of a vote by a show of hands, a person attending the meeting may indicate by voice whether his hand is raised or not, and is to be counted accordingly. 4


4.        PROCEDURE AT MEETINGS

4.1       Quorum

          (a) No business may be transacted at a meeting of Noteholders unless a quorum is present at the time the meeting proceeds to business.
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TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
--------------------------------------------------------------------------------


          (b) The quorum for a meeting of Noteholders, which is to be calculated by reference to Noteholders who:

                 (i) are present in person or by representative or proxy (even if by the same representative or proxy); and

                 (ii)     are entitled to vote at that meeting,

                 is not less than 40% in number of the Noteholders who between them hold not less than 50% of the outstanding principal amount of Notes.

          (c) If a quorum is not present within 15 minutes of the announced commencement time for a meeting, the meeting:

                  (i) if convened pursuant to clause 2.1(b) of this schedule, is dissolved; or

                  (ii) in any other case, stands adjourned to such day, and to such time and place, as the Issuer determines and notifies in accordance with clause 2.2(a) of this schedule to the persons entitled to attend.

4.2       Chairman

          (a) The Issuer may appoint a person to be chairman at a meeting of Noteholders.

          (b) If the Issuer does not appoint a person to be chairman of a meeting, or the person is not present within 15 minutes of the announced commencement time for a meeting or is unwilling to act the Noteholders shall appoint a person by resolution to be chairman of that meeting.

          (c)      The chairman need not be a Noteholder.

          (d)      The chairman does not have a casting vote.

 4.3      Voting Procedure

          (a) Every question submitted to a meeting must be decided in the first instance by a show of hands of Noteholders or their representatives or proxies. Unless a poll is demanded in accordance with this subclause, a declaration by the chairman that a resolution has been carried, carried by a particular majority, lost or not carried is conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

          (b)      Each of:

                   (i)      the chairman;

                   (ii)     the Issuer;

                   (iii) any 10 or more Noteholders (or their representatives or proxies); or

                   (iv) a Noteholder or Noteholders holding in aggregate at least 50% of the outstanding principal amount of Notes (or its or their representatives or proxies),

         may call for a poll on a resolution before or on the declaration of the result of the show of hands. A demand for a poll may be withdrawn.

--------------------------------------------------------------------------------
TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
--------------------------------------------------------------------------------

      (c) A poll on the election of a chairman or a question of adjournment must be taken immediately. A poll on other matters must be taken in the manner, at the time and in the place determined by the chairman. The result of a poll is to be taken to be the resolution of the meeting at which the poll was demanded, passed on the day the poll is taken.

      (d) The demand for a poll may not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

      (e)      In the case of a vote:

               (i) on a show of hands, each person present and entitled to vote has one vote; and

               (ii) on a poll, each person who is present and entitled to vote has one vote in respect of each $1,000 outstanding principal amount of Notes of which that person is the Noteholder or in respect of which that person is otherwise entitled to vote.

               Without prejudice to the obligations (if any) imposed by a Noteholder on its representative or proxy, any person entitled to more than one vote need not exercise all those votes in the same way.

      (f) The Issuer is not entitled to vote, whether on a show of hands or on a poll, even if a Noteholder.

4.4   Resolutions

      (a) A resolution may only be passed by an affirmative vote by at least 50% of the votes able to be cast by those present and entitled to vote except that any resolution in relation to an Early Redemption Event may only be passed at a meeting of Noteholders and by an affirmative vote by Noteholders who between them:

               (i) hold not less than 50.1% of the outstanding principal amount of all the Notes; and

               (ii) constitute not less than 50.1% in number of all the Noteholders.

      (b) A resolution passed at a meeting of Noteholders convened and held in accordance with this schedule binds all Noteholders whether present at the meeting or not.

      (c) A resolution passed at a meeting may be reconsidered at that meeting and rescinded by another resolution.

      (d) Notwithstanding anything to the contrary in these Terms (including this schedule), the Noteholders do not have the power (whether by special resolution or otherwise):

               (i) to change the rate at which interest accrues on the Notes;

               (ii) to bring forward the date on which any amount of interest or principal is payable on the Notes;

               (iii)    to amend clause 20; or

               (iv)     to require a Noteholder to covert its Notes.

--------------------------------------------------------------------------------
TERMS AND CONDITIONS OF CONVERTIBLE NOTES (cont'd)
--------------------------------------------------------------------------------

         (e)      The Issuer;

                  (i) shall give effect to any resolution passed at a meeting of Noteholders convened and held in accordance with this schedule; and

                  (ii) will be taken for all purposes to have been authorised to give effect to that resolution by all Noteholders and will have no liability to any Noteholder for any act or omission done or omitted in the course of doing so, unless:

                  (iii)    to do so would be unlawful;

                  (iv)     the resolution contravenes paragraph (d); or

                  (v) the resolution would require the Issuer to breach a provision of these Terms.

4.5      Adjournment

         (a)      Each of:

                  (i)      the chairman; or

                  (ii) the Noteholders (or their representatives or proxies) by resolution,

                  may adjourn a meeting (including an adjourned meeting) to such time and place as the chairman or that resolution (as appropriate) determines. The only business which may be transacted at an adjourned meeting is business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (b) Except as provided in clause 4.1(c)(ii) of this schedule, it is not necessary to give notice of an adjourned meeting.

         (c) A resolution passed at an adjourned meeting is to be taken to be passed on the day it is actually passed.

5.       MINUTES OF MEETINGS

5.1      Issuer to Keep Minutes

         The Issuer shall keep minutes of all meetings of Noteholders.

5.2      Minutes Conclusive

         The minutes of a meeting of Noteholders as kept by the Issuer, if signed by the chairman of that meeting or the chairman of the next succeeding meeting of Noteholders, are conclusive evidence, unless the contrary is proved, that the meeting was duly convened and held and that the resolutions and other business to which it refers were duly passed or transacted.

                                      1996















                       ---------------------------------
                         GALORE SHAREHOLDERS DEED POLL
                       ---------------------------------














                              BLAKE DAWSON WALDRON
                                   Solicitors
                                 Grosvenor Place
                                225 George Street
                                 SYDNEY NSW 2000

                               Tel: (02) 9258 6000
                               Fax: (02) 9258 6999
                                 Ref: DSE 468819

                                    DEED POLL

                                    CONTENTS

Clause                                                             Page
1.      INTERPRETATION............................................   1

        1.1   Definitions.........................................   1
        1.2   General.............................................   3
        1.3   Headings............................................   3
        1.4   Business Day........................................   3
        1.5   Inconsistency with Articles.........................   4

2.      UNDERTAKINGS BY EACH SHAREHOLDER..........................   4

        2.1   Sale of Shares......................................   4
        2.2   Terms of Offer to Buy Notes.........................   4
        2.3   Noteholders Obliged to Accept Offer.................   4
        2.4   Determination of Note Sale Price....................   4

3.      RIGHT TO APPOINT A DIRECTOR...............................   5

4.      UNDERTAKING BY THE ISSUER.................................   6

5.      NO LISTING BY 5TH ANNIVERSARY.............................   6

6.      TERMINATION...............................................   6

6A.     WARRANTY AND INDEMNITY....................................   6

7.      NOTICES...................................................   7

        7.1   Method of Giving Notices............................   7
        7.2   Time of Receipt.....................................   7
        7.3   Address for Notices.................................   7

8.      LAW AND JURISDICTION......................................   7

        8.1   Governing Law.......................................   7
        8.2   Submission to Jurisdiction..........................   8

9.      COSTS.....................................................   8

                                      ii.

Clause                                                             Page
10.     GENERAL...................................................   8

        10.1  Amendment...........................................   8
        10.2  No Assignment or Security Interests.................   8
        10.3  Severability........................................   8
        10.4  Counterparts........................................   9
        10.5  Attorneys...........................................   9

SCHEDULE

1.      NOMINATED SHAREHOLDERS....................................  11

DEED POLL made                       1996

BY:

(1)  EACH PERSON LISTED IN SCHEDULE 1 (each a "Nominated Shareholder");
     and

(2)  THE GALORE GROUP LIMITED ACN 008 577 759 (the "Issuer").

IN FAVOUR OF:

EACH NOTEHOLDER

RECITALS:

A.   The Shareholders are shareholders in the Issuer.

B. The execution of this deed is a condition precedent to the issue of the Notes.

OPERATIVE PROVISIONS:

1.   INTERPRETATION

1.1  Definitions

     Definitions in the Note Subscription Agreement and in the terms of the Notes (which are set out in annexure A to the Note Subscription Agreement) apply in this deed and, unless the context otherwise requires:

     "Change of Control" means a change of control of the Issuer prior to Listing and, for this purpose, a change of control shall only be taken to have occurred at the time when all or any of the Shareholders cease to hold beneficially, directly or indirectly, in aggregate, 50.1% of all the issued Shares;

     "Note Subscription Agreement" means the agreement so entitled dated 25 October 1996 between SBC Warburg and the Issuer;

     "Noteholder" means, at any time, each person who is registered at that time as the holder of Notes;

     "Related Party" means, in relation to any Shareholder:

     (a)   if the Shareholder is an individual:

           (i)    a spouse or de facto spouse of such Shareholder;

           (ii) a parent, son or daughter of such Shareholder, spouse or de facto spouse;

           (iii)  a brother or sister of such Shareholder; and

                                      2.

     (iv) an entity over which:

          (A) a person of a kind referred to in paragraph (i), (ii) or (iii) has control; or

          (B) 2 or more such persons together have control; and

(b) if the Shareholder is a body corporate, a related party of such Shareholder within the meaning of the term "related party" in section 243F of the Corporations Law (for this purpose, assuming that such body corporate is a public company), and for the purposes of this definition the definitions and interpretation provisions contained in sections 243C, 243D and 243F of the Corporations Law shall apply;

"SBC Warburg" means SBC Warburg Australia Limited ACN 008 582 705; "Security Interest" means:

(a) a mortgage, pledge, lien, charge. assignment by way of security, hypothecation, secured interest, title retention arrangement (other than a title retention arrangement which does not constitute a charge), preferential right, trust arrangement or other arrangement (including, without limitation, any set-off or "flawed-asset" arrangement) having the same or equivalent commercial effect as a grant of security; or

(b)  an agreement to create or give any arrangement referred to in paragraph
     (a) of this definition;

"Shareholder" means:

(a)  each Nominated Shareholder; and

(b)  each Related Party of any Nominated Shareholder which, either:

          (i)    held shares prior to the date of this deed; or
          (ii)   acquires Shares after the date of this deed,

          and in each case, has executed a deed in the same terms as this deed and has delivered a stamped executed original to SEC Warburg; and

"Tax" means any present or future tax, levy, impost, deduction, charge, duty, compulsory loan or withholding (together with any related interest, penalty, fine or expense in connection with any of them) levied or imposed by any government agency, other than any imposed on overall net income.

                                      3.

1.2  General

     In this deed, unless the context otherwise requires:

          (a) a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation under, that legislation or legislative provision;

          (b) the singular includes the plural and vice versa;

          (c) a reference to an individual or person includes a corporation, firm, partnership, joint venture, association, authority, trust, state or government and vice versa;

          (d) a reference to any gender includes all genders;

          (e) a reference to a recital, clause, schedule or annexure is to a recital, clause, schedule or annexure of or to this deed;

          (f) a recital, schedule or annexure forms part of this deed;

          (g) a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as amended, novated, restated or replaced from time to time;

          (h) a reference to any party to this deed or any other document or agreement includes that party~s executors, administrators, substitutes, successors and permitted assigns; and

          (i) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

1.3  Headings

     In this deed, headings are for convenience of reference only and do not affect interpretation.

1.4  Business Day

     If the day on which any act, matter or thing is to be done under or pursuant to this deed is not a Business Day, that act, matter or thing:

     (a) if it involves a payment, other than a payment which is due on demand, shall be done on the preceding Business Day; and

     (b)  in all other cases, shall be done no later than the next Business Day.

                                      4.

1.5  Inconsistency with Articles

     In the event of any conflict or inconsistency between any of the provisions contained in the articles of association of the Issuer and the provisions of this deed, the provisions of this deed shall prevail and the Shareholders must cause the articles to be amended, if necessary, so as to remove the conflict or inconsistency.

2.   UNDERTAKINGS BY EACH SHAREHOLDER

2.1  Sale of Shares

     A Shareholder (the "Vendor") may only agree to sell, assign, declare a trust of or otherwise dispose of any Shares (the "Sale Shares") if:

     (a) it is to a bona fide, arms length third party (other than another Shareholder) (the "Purchaser") and completion of that sale is conditional on the Vendor procuring the Purchaser to buy all the Notes held by each Noteholder; or

     (b) if the completion of the sale of the Sale Shares would not result in a Change of Control.

     Once a Change of Control has occurred, this clause does not apply to any subsequent sale of Shares.

2.2  Terms of Offer to Buy Notes

     Unless a Noteholder otherwise consents, any acquisition of the Notes required by clause 2.1 must be on terms including terms to the effect that:

     (a) completion of the sale of all the Notes must occur on or before the completion of the sale of the Sale Shares; and

     (b) the sale price for each Note (the "Note Sale Price") must be equivalent having regard to the prevailing Conversion Factor, to the sale price for each Sale Share, as determined in accordance with clause 2.4.

2.3  Noteholders Obliged to Accept Offer

     By the terms of the Notes, each Noteholder is obliged to sell its Notes to the Purchaser in accordance with this clause 2.

2.4  Determination of Note Sale Price

     (a) Unless the Noteholders and the Purchaser otherwise agree, the Note Sale Price will be determined by an independent accountant (the "Independent Accountant") nominated by the Vendor and approved by the Noteholders, or if not approved by the Noteholders, by an independent accountant nominated by the President for the time being

                                      5.

          of the Institute of Chartered Accountants in Australia. Subject to paragraph (c), the determination of the Note Sale Price will be based simply on an arithmetic calculation of an equivalent price.

     (b) The Vendor must notify each Noteholder and SBC Warburg of the determination of the Note Sale Price (the "First Determination").

     (c) If the Noteholders resolve that they do not consider that the Purchaser is a bona fide, arms length third party within 5 Business Days of receiving notification of the First Determination, the Vendor must require a further determination of the Note Sale Price to be made by the Independent Accountant, this time on the basis of a fair and reasonable price for each Note. In determining a fair and reasonable price the Independent Accountant must have regard to the valuation principles set out by the Australian Securities Commission in Policy Statement 75 and Practice Note 43 (or any Policy Statement or Practice Note which is issued by the Australian Securities Commission in place of Policy Statement 75 or Practice Note 43).

     (d) The Vendor must notify each Noteholder and SBC Warburg of the further determination of the Note Sale Price (the "Second Determination").

     (e)  For the purposes of clause 2.2(b), the Note Sale Price will be:

          (i) if paragraph (c) does not apply, the price per Note specified in the First Determination; and

          (ii) if paragraph (c) applies, the price per Note specified in the Second Determination.

     (e) The Independent Accountant will act as an expert and not as an arbitrator and the First Determination or the Second Determination (as applicable) of the Note Sale Price will be final and conclusive.

     (f)  The Shareholders must pay the costs of the Independent Accountant.

3.   RIGHT TO APPOINT A DIRECTOR

     Until all the Notes have been repaid in full or converted, each Shareholder and the Issuer shall ensure that:

     (a) SBC Warburg is at all times entitled to have one person nominated by it from time to time as a director of the Issuer; and

     (b) if the person nominated by SEC Warburg from time to time is approved by each Shareholder (such approval not to be unreasonably withheld or delayed), such person is appointed as a director of the Issuer.

                                   6.



4.   UNDERTAKING BY THE ISSUER

     The Issuer shall procure that the Shareholders comply with the terms of this deed.

5.   NO LISTING BY 5TH ANNIVERSARY

     If Listing has not occurred by the 5th Anniversary and SBC Warburg makes a proposal reasonably acceptable to the Issuer for a Listing at a price per Share of $0.55 escalated annually after the Issue Date at 10% per annum compound (the "Listing Proposal"), the Shareholders must use their best endeavurs to effect a Listing in accordance with the Listing Proposal.

6.   TERMINATION

     (a) Subject to paragraphs (b) and (c) but despite any other provision in this deed, the obligations of each Shareholder and the Issuer under this deed terminate once Listing has occurred.

     (b) Termination of the obligations of each Shareholder and the Issuer under paragraph (a) does not affect any rights of the Noteholders which have arisen due to a breach of this deed prior to the date of Listing.

     (c) The indemnity given by the Issuer pursuant to clause 6A is a continuing obligation, separate and independent from the other obligations of the Issuer under this deed, and survives termination of the obligations of the Issuer under paragraph (a).

6A.  WARRANTY AND INDEMNITY

     (a) The Issuer Represents and warrants that the rights of each Noteholder to convert Notes into unissued Shares in accordance with the terms of the Notes are not void by virtue of section 216 of the Corporations Law.

     (b) Notwithstanding that the Issuer may not be obliged to issue any Shares to the Noteholders under clause 7 of the terms of the Notes due to section 216 of the Corporations Law, the Issuer indemnifies each Noteholder on demand against any liability or loss the Noteholder incurs or suffers as a result of:

          (i) the representation and warranty given in paragraph (a) being false;

          (ii) the Issuer not issuing Shares to the Noteholder in accordance with the terms of the Notes; or

          (iii) the Noteholder forfeiting or otherwise not enjoying the benefit of any Shares issued to it under clause 7 of the Notes due to section 216 of the Corporations Law.

                                      7.

7.   NOTICES

7.1  Method of Giving Notices

     A notice, consent, approval or other communication (each a "Notice") under this deed shall be in writing, signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

     (a)  delivered;

     (b)  sent by pre-paid mail; or

     (c)  transmitted by facsimile,

     to that person's address.

7.2  Time of Receipt

     A Notice given to a person in accordance with this clause is treated as having been given and received:

     (a) if delivered, on the day of delivery if delivered before 4:00 pm (local time in the place of receipt) on a Business Day, otherwise on the next Business Day;

     (b) if sent by pre-paid mail, on the day of actual delivery if delivered before 4:00 pm (local time in the place of receipt) on A Business Day, otherwise on the next Business Day; and

     (c) if transmitted by facsimile and the transmission report states that it was sent in full and without error, on the day of transmission if that report states that the transmission was completed before 4:00 pm (local time in the place of receipt) on a Business Day (or the equivalent in another time zone), otherwise on the next Business Day.

7.3  Address for Notices

     For the purposes of this clause, a person (the "sender") may take the address and facsimile number of another person (the "recipient") to be:

     (a)  the address and number set out below in schedule 1; or

     (b) where the recipient notifies the sender of another address or number, the last address or number so notified to it.

8.   LAW AND JURISDICTION

8.1  Governing Law

     This deed is governed by the law in force in the Australian Capital Territory.

                                      8.

8.2  Submission to Jurisdiction

     The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in the Australian Capital Territory and any courts that may hear appeals from those courts in respect of any proceedings in connection with this deed.

9.   COSTS

     Each Shareholder indemnifies each Noteholder against, and shall pay each Noteholder on demand the amount of, all losses, liabilities, costs and expenses (including, without limitation, Legal expenses on a full indemnity basis) and Taxes in connection with:

     (a)  the negotiation, preparation, execution and stamping of this deed;

     (b) the administration, enforcement or attempted enforcement or preservation or attempted preservation of any rights under this deed;

     (c) any amendment to, or any consent, approval, waiver, release or discharge of or under, this deed; and

     (d) in the case where a Shareholder is a Vendor in accordance with clause 2, negotiation, preparation, execution and stamping of any documents required by a Purchaser of any Notes, where the purchase is made in accordance with clause 2.

10.  GENERAL

10.1 Amendment

     This deed may only be amended or supplemented in writing signed by the parties.

10.2 No Assignment or Security Interests

     (a) Each Shareholder may not assign or transfer all or any part of its rights or obligations under this deed without the prior consent of each Noteholder.

     (b) Each Shareholder may not grant, create or suffer to exist a Security Interest in any Shares without the prior consent of SBC Warburg unless the holder of the Security Interest executes a deed in substantially the same terms as this deed and has delivered a stamped executed original to SBC Warburg.

10.3 Severability

     Any provision in this deed which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible,

                                       9.

     so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the remaining provisions of this deed or affecting the validity or enforceabilitv of that provision in any other jurisdiction.

10.4 Counterparts

     The deed may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

10.5 Attorneys

     Each attorney who executes this deed on behalf of a party declares that the attorney has no notice of any revocation, suspension or variation of the power of attorney under the authority of which the attorney executes this deed.

                                      10.

EXECUTED as a deed poll.



THE COMMON SEAL of THE               )      [COMMON SEAL OF THE GALORE GROUP
GALORE GROUP LIMITED was             )      LIMITED A.C.N. APPEARS HERE]
affixed in the presence of, and the  )
sealing is witnessed by:             )
                                            /s/ Robert B. Gavshon
/s/ David M. Glaser                         ----------------------------------
----------------------------------          Director
Secretary                                   Name (printed): ROBERT B. GAVSHON
Name (printed): DAVID M. GLASER


THE COMMON SEAL of WISPJUNE          )      [COMMON SEAL OF WISPJUNE PTY. LTD.
PTY LIMITED was affixed in the       )      APPEARS HERE]
presence of, and the sealing is      )
witnessed by:                        )
                                            /s/ Robert B. Gavshon
/s/ Sam R. Linz                             ----------------------------------
----------------------------------          Director
Director                                    Name (printed): ROBERT B. GAVSHON
Name (printed): SAM R. LINZ


THE COMMON SEAL of GEBLON            )      [COMMON SEAL OF GEBLON PTY. LIMITED
PTY LIMITED was affixed in the       )      A.C.N. APPEARS HERE]
presence of, and the sealing is      )
witnessed by:                        )
                                            /s/ Sam R. Linz
/s/ Robert B. Gavshon                       ----------------------------------
----------------------------------          Director
Director                                    Name (printed): SAM R. LINZ
Name (printed): ROBERT B. GAVSHON

                                      11.

THE COMMON SEAL of SARWILL           )      [COMMON SEAL OF SARWILL PTY. LIMITED
PTY LIMITED was affixed in the       )      A.C.N. APPEARS HERE]
presence of, and the sealing is      )
witnessed by:                        )
                                            /s/ Robert B. Gavshon
                                            ----------------------------------
/s/ Janet E. Shields                        Director
----------------------------------          Name (printed): Robert B. Gavshon
Secretary
Name (printed): JANET E. SHIELDS




SIGNED SEALED AND DELIVERED          )      /s/ Sam R. Linz
by SAM LINZ in the presence of:      )      ----------------------------------


/s/ Janet E. Shields
----------------------------------
Witness
Name (printed): JANET E. SHIELDS



SIGNED SEALED AND DELIVERED          )      /s/ Robert B. Gavshon
by ROBERT GAVSHON in the             )      ----------------------------------
presence of:


/s/ Janet E. Shields
----------------------------------
Witness
Name (printed): JANET E. SHIELDS

                                      12.


SIGNED SEALED AND DELIVERED          )      /s/ John Price
by JOHN PRICE in the                 )      ----------------------------------
presence of:


/s/ Janet E. Shields
----------------------------------
Witness
Name (printed): JANET E. SHIELDS




SIGNED SEALED AND DELIVERED          )      /s/ Sydney Selati
by SYDNEY SELATI in the              )      ----------------------------------
presence of:


/s/ Clement H. Porter
----------------------------------
Witness
Name (printed): CLEMENT H. PORTER

                                      13.


                                  SCHEDULE 1

                            NOMINATED SHAREHOLDERS



        Name                          Address



Sam Linz               20B New South Head Road, Vaucluse, NSW 2030
                       Fax: 9704 4170

Robert Gavshon         67 Portland Street, Dover Heights, NSW 2030
                       Fax:  9704 4170

John Price             19 Beatty Street, Balgowlah Heights, NSW 2093
                       Fax:  9704 4170


Wispjune Pty Limited   Level 10, l Market Street, Sydney, NSW 2000
ACN 061 285 854        Fax:  9704 4170


Geblon Pty Limited     Level 10, l Market Street, Sydney, NSW 2000
ACN 002 495 561        Fax:  9704 4170


Sarwill Pty Limited    Suite 6, 10-12 Woodville Street, Hurstville, NSW 2000
ACN 002 412 795        Fax:  9388 2060


Sydney Selati          1265 La Jolla Rancho Road, La Jolla, California 92037
                       Fax:  0011 l 714 581 4822